UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-3121

EquiTrust Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

5400 University Avenue, West Des Moines IA 50266-5997

(Address of principal executive offices) (Zip code)

Kristi Rojohn, 5400 University Avenue, West Des Moines IA 50266-5997

(Name and address of agent for service)

Registrant’s telephone number, including area code:

515/225-5400

Date of fiscal year end:

July 31, 2007

Date of reporting period:

January 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.	Reports to Stockholders.

EquiTrust Money Market Fund, Inc.

Semi-Annual Report January 31, 2007

5400 University Avenue

West Des Moines, IA 50266

1-877-860-2904

1-515-225-5586

www.equitrust.com

This report is not to be distributed unless preceded or accompanied by a current prospectus.

Shareholder Account Access now available at www.equitrust.com

737-127(07)

PRESIDENT’S LETTER

Dear Shareholder:

The interest rates offered by money market funds are closely related to the target rates set by the Federal Open Market Committee (“FOMC”). The FOMC meets several times throughout the year to determine the target Federal Funds rate, or overnight lending rates among banks. These rates have held steady at 5.25% at each of the last five meetings. The FOMC cites the slowing of the housing market, lower orders of durable goods, and the high level of resource utilization as reason to leave the Federal Funds rate unchanged. The Committee’s January 31 statement suggests that the economy may further moderate toward a sustainable rate of growth. The FOMC continues to view inflation as the key risk to the economy, hinting that they may raise rates if inflation does not moderate as expected going forward. The market continues to anticipate the FOMC will keep rates steady over the next few meetings.

Money market funds play an important role in any investment portfolio, especially when short-term interest rates are rising. Investors participate in upward movements in rates immediately due to the short maturities of the investments. They offer a safe and liquid haven for short-term investments and emergency cash reserves. The liquidity of the EquiTrust Money Market Fund, Inc. (the “Fund”) also allows a shareholder the opportunity to transfer into the EquiTrust Series Fund, Inc’s stock and bond portfolios using dollar cost averaging techniques. The draft-writing privilege of the Fund is an additional enhancement to the preservation of capital and liquidity.

We appreciate your investment in the Fund and we take seriously our task of seeking to grow and maintain that investment. Thank you for your continued support of the Fund.

Craig A. Lang

President

January 26, 2007

An investment in the Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the net asset value of $1.00 per share, it is possible to lose money in the Fund.

Dollar cost averaging involves the continuous investment in securities regardless of fluctuating price levels. The investor should consider his/her financial ability to continue purchases through the periods of fluctuating price levels.

EQUITRUST MONEY MARKET FUND, INC.

January 31, 2007

Portfolio Holdings by Asset Type

*	This category includes cash, receivables, prepaid expenses and other assets, less liabilities.

Expense Example:

As a shareholder of the Fund, you incur ongoing costs, including management fees and Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested on August 1, 2006 and held until January 31, 2007.

Actual Expenses –

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

Hypothetical Example for Comparison Purposes –

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The Fund also charges individual shareholders with certain retirement and savings accounts an annual fee of $20 per year for fiduciary expenses regardless of the number of accounts held. These shareholders should divide the annual fee by the number of accounts owned and reduce their ending account value and increase their expenses by that portion of the annual fee (adjusted for a one-half year period) to estimate total ongoing expenses.

	Beginning Account Value 8/1/2006	Ending Account Value 1/31/2007	Expenses Paid During Period* 8/1/2006 - 1/31/2007
Actual	$1,000	$1,018.96	$7.52
Hypothetical (5% return before expenses)	$1,000	$1,017.55	$7.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 184 days and divided by 365 to reflect the one-half year period.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2007

(Unaudited)

ASSETS

Investments in securities, at value (equivalent to amortized cost)	$16,885,235

Cash	51,020

Receivables:

Accrued interest	23,176

Fund shares sold	15,413

Prepaid expenses and other assets	198

Total Assets	16,975,042

LIABILITIES

Payable to EquiTrust Investment Management Services, Inc	15,137

Payable for fund shares redeemed	1,964

Accrued expenses	31,493

Total Liabilities	48,594

NET ASSETS	$16,926,448

ANALYSIS OF NET ASSETS

Capital stock (500,000,000 shares authorized, $0.001 par value)	$16,926

Paid-in capital	16,909,522

NET ASSETS	$16,926,448

Shares issued and outstanding as of January 31, 2007	16,926,448

NET ASSET VALUE PER SHARE	$1.000

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2007

(Unaudited)

INVESTMENT INCOME

Interest	$456,599

EXPENSES

Paid to EquiTrust Investment Management Services, Inc.:

Investment advisory and management fees	21,808

Shareholder service, transfer and dividend disbursing agent fees	33,043

Accounting fees	4,362

Custodian fees	22,665

Professional fees	5,487

Directors’ fees and expenses	14,240

Registration fees	4,581

Miscellaneous	23,914

Total Expenses	130,100

Fees paid indirectly	(532)

Net Expenses	129,568

Net Increase in Net Assets Resulting from Operations	$327,031

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2007 (Unaudited)	Year Ended July 31, 2006
OPERATIONS

Net investment income	$327,031	$458,883

DIVIDENDS TO SHAREHOLDERS FROM

Net investment income	(327,031)	(458,883)

CAPITAL SHARE TRANSACTIONS	(544,309)	1,561,748

Total Increase (Decrease) in Net Assets	(544,309)	1,561,748

NET ASSETS

Beginning of period	17,470,757	15,909,009

End of period	$16,926,448	$17,470,757

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS

January 31, 2007

(Unaudited)

	Annualized Yield on Purchase Date	Principal Amount	Value

SHORT-TERM INVESTMENTS (99.76%)
COMMERCIAL PAPER (30.26%)
FOOD AND KINDRED PRODUCTS (4.26%)
Coca-Cola Enterprises, Inc., 144A due 03/02/07 (1)	5.263%	$400,000	$398,311
Coca-Cola Enterprises, Inc., 144A due 03/09/07 (1)	5.266	325,000	323,298

			721,609

INSURANCE CARRIERS (4.43%)
Prudential Funding LLC, due 02/01/07	5.194	200,000	200,000
Prudential Funding LLC, due 02/12/07	5.255	300,000	300,000
Prudential Funding LLC, due 04/18/07	5.238	250,000	250,000

			750,000

NONDEPOSITORY INSTITUTIONS (17.14%)
American Express Credit Corp., due 02/15/07	5.237	300,000	300,000
American Express Credit Corp., due 03/14/07	5.259	250,000	250,000
American Express Credit Corp., due 03/20/07	5.279	300,000	300,000
American General Finance Corp., due 02/22/07	5.271	250,000	250,000
American General Finance Corp., due 04/16/07	5.279	275,000	275,000
American General Finance Corp., due 04/30/07	5.280	275,000	275,000
General Electric Capital Corp., due 02/08/07	5.280	250,000	250,000
General Electric Capital Corp., due 03/05/07	5.279	275,000	275,000
General Electric Capital Corp., due 03/27/07	5.287	250,000	250,000
HSBC Finance Corp., due 02/02/07	5.267	225,000	225,000
HSBC Finance Corp., due 03/19/07	5.310	250,000	250,000

			2,900,000

PETROLEUM AND COAL PRODUCTS (4.43%)
Chevron Corp., due 02/05/07	5.251	250,000	250,000
Chevron Corp., due 03/12/07	5.216	250,000	250,000
Chevron Corp., due 04/02/07	5.247	250,000	250,000

			750,000

Total Commercial Paper (Cost $5,121,609)			5,121,609

UNITED STATES GOVERNMENT AGENCIES (69.50%)
Federal Farm Credit Bank, due 02/28/07	5.202	1,000,000	996,167
Federal Farm Credit Bank, due 03/22/07	5.219	475,000	471,695
Federal Home Loan Bank, due 02/09/07	5.256	250,000	249,712
Federal Home Loan Bank, due 02/16/07	5.233	500,000	498,927
Federal Home Loan Bank, due 03/07/07	5.235	350,000	348,302
Federal Home Loan Bank, due 03/08/07	5.181	375,000	373,146
Federal Home Loan Bank, due 03/16/07	5.210	215,000	213,688
Federal Home Loan Bank, due 04/10/07	5.228	300,000	297,106
Federal Home Loan Bank, due 04/13/07	5.233	275,000	272,229
Federal Home Loan Bank, due 04/20/07	5.266	381,000	376,761
Federal Home Loan Mortgage Corp., due 02/01/07	5.173	475,000	475,000
Federal Home Loan Mortgage Corp., due 02/06/07	5.279	250,000	249,819
Federal Home Loan Mortgage Corp., due 02/13/07	5.241	600,000	598,968
Federal Home Loan Mortgage Corp., due 02/26/07	5.236	450,000	448,392
Federal Home Loan Mortgage Corp., due 02/27/07	5.234	250,000	249,071
Federal Home Loan Mortgage Corp., due 03/06/07	5.206	250,000	248,829

EQUITRUST MONEY MARKET FUND, INC.

SCHEDULE OF INVESTMENTS (continued)

	Annualized Yield on Purchase Date	Principal Amount	Value

SHORT-TERM INVESTMENTS (continued)
UNITED STATES GOVERNMENT AGENCIES (continued)
Federal Home Loan Mortgage Corp., due 03/13/07	5.261%	$450,000	$447,421
Federal Home Loan Mortgage Corp., due 03/23/07	5.247	350,000	347,502
Federal Home Loan Mortgage Corp., due 04/09/07	5.232	375,000	371,433
Federal National Mortgage Assoc., due 02/07/07	5.279	250,000	249,783
Federal National Mortgage Assoc., due 02/14/07	5.279	250,000	249,531
Federal National Mortgage Assoc., due 02/20/07	5.264	225,000	224,385
Federal National Mortgage Assoc., due 02/21/07	5.264	200,000	199,425
Federal National Mortgage Assoc., due 02/23/07	5.209	250,000	249,218
Federal National Mortgage Assoc., due 02/28/07	5.252	1,250,000	1,245,163
Federal National Mortgage Assoc., due 03/01/07	5.264	275,000	273,894
Federal National Mortgage Assoc., due 03/15/07	5.228	300,000	298,206
Federal National Mortgage Assoc., due 03/30/07	5.240	1,250,000	1,239,853

Total United States Government Agencies (Cost $11,763,626)			11,763,626

Total Short-Term Investments (Cost $16,885,235)			16,885,235

OTHER ASSETS LESS LIABILITIES (0.24%)
Cash, receivables, prepaid expense and other assets, less liabilities			41,213

Total Net Assets (100.00%)			$16,926,448

(1)	Restricted Securities:

Coca-Cola Enterprises, Inc., was purchased at 99.188 on 01/05/2007. As of 01/31/07, the carrying value of each unit was 99.578, representing $398,311 or 2.35% of total net assets.

Coca-Cola Enterprises, Inc., was purchased at 99.130 on 01/08/2007. As of 01/31/07, the carrying value of each unit was 99.476, representing $323,298 or 1.91% of total net assets.

As of 01/31/07, the carrying value of all restricted securities was $721,609 or 4.26% of total net assets.

See accompanying notes.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS

January 31, 2007

(Unaudited)

1.	Significant Accounting Policies

Organization

EquiTrust Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company or mutual fund.

Security Valuation

The Fund values investments at amortized cost, which approximates market value. Under the amortized cost method, a security is valued at its cost on the date of purchase and thereafter is adjusted to reflect a constant amortization to maturity of the difference between the principal amount due at maturity and the cost of the investment to the Fund.

Income and Investment Transactions

The Fund records investment transactions generally on the trade date. Net realized gains and losses on sales of investments, if any, are determined on the basis of identified cost. Interest income is recognized on an accrual basis. Discounts on investments purchased are amortized over the life of the respective investment.

Distributions to Shareholders

All of the Fund’s net investment income and any realized gains on portfolio investments are declared as dividends daily to shareholders of record as of the preceding business day.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Fund’s organizational documents, its present and past officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. At the discretion of the board of directors, employees and agents may also be indemnified. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

New Accounting Pronouncements

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of January 31, 2007, the Fund does not believe the adoption of SFAS 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2.	Federal Income Taxes

No provision for federal income taxes is considered necessary because the Fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders. The cost of investments is the same for both federal income tax and financial reporting purposes.

At January 31, 2007, the components of net assets on a tax basis were the same for financial reporting purposes.

EQUITRUST MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Management Contract and Transactions with Affiliates

The Fund has entered into agreements with EquiTrust Investment Management Services, Inc. (“EquiTrust Investment”) relating to the management of the Fund and the investment of its assets. Pursuant to these agreements, fees paid to EquiTrust Investment are as follows: (1) investment advisory and management fees, which are based on the Fund’s average daily net assets, currently at an annual rate of 0.25%; (2) shareholder service, transfer and dividend disbursing agent fees, which are based on direct services provided and expenses incurred by EquiTrust Investment, plus an annual per account charge of $9.03; and (3) accounting fees, which are based on the Fund’s average daily net assets at an annual rate of 0.05%, with a maximum annual expense of $30,000.

Certain officers and directors of the Fund are also officers of FBL Financial Group, Inc., the indirect parent of EquiTrust Investment, and other affiliated entities. At January 31, 2007, FBL Financial Group, Inc. and its affiliated companies owned 1,763,860 shares (10.42%) of the Fund.

4.	Expense Offset Arrangements

The Fund and other mutual funds managed by EquiTrust Investment have an agreement with the custodian bank to indirectly pay a portion of the custodian’s fees through credits earned by the Fund’s cash on deposit with the bank. Such deposit agreement is an alternative to overnight investments. Custodian fees have been adjusted to reflect amounts that would have been paid without this agreement. A corresponding adjustment was made to fees paid indirectly in the statement of operations.

5.	Capital Share Transactions

Transactions in Capital stock were as follows:

	Six Months Ended January 31, 2007		Year Ended July 31, 2006
	Shares	Amount	Shares	Amount
Shares sold.	39,664,854	$39,664,854	79,205,606	$79,205,606
Shares issued in reinvestment of dividends and distributions	326,414	326,414	456,493	456,493
Shares redeemed	(40,535,577)	(40,535,577)	(78,100,351)	(78,100,351)

Net Increase (Decrease)	(544,309)	$(544,309)	1,561,748	$1,561,748

6.	Dividends to Shareholders

Dividends from net investment income are declared daily and are payable on the last business day of the month. Dividends for the six months ended January 31, 2007 were paid as follows:

Payable Date
August 31, 2006	$0.0031
September 29, 2006	0.0030
October 31, 2006	0.0032
November 30, 2006	0.0031
December 29, 2006	0.0029
January 31, 2007	0.0034

Total Dividends Per Share	$0.0187

The tax character of dividends to shareholders during the six months ended January 31, 2007 was the same as for financial reporting purposes.

EQUITRUST MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2007 (Unaudited)		Year Ended July 31,
			2006	2005	2004	2003	2002
Net asset value, beginning of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000
Income From Investment Operations:
Net investment income	0.019		0.027	0.009	0.003	0.002	0.010

Total from investment operations	0.019		0.027	0.009	0.003	0.002	0.010

Less Distributions:
Dividends (from net investment income)	(0.019)		(0.027)	(0.009)	(0.003)	(0.002)	(0.010)

Total distributions	(0.019)		(0.027)	(0.009)	(0.003)	(0.002)	(0.010)

Net asset value, end of period	$1.000		$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:
Total investment return based on net asset value (1)	1.90%		2.78%	0.93%	0.25%	0.22%	1.04%
Ratios/Supplemental Data:
Net assets, end of period ($000’s omitted)	$16,926		$17,471	$15,909	$17,094	$18,514	$24,669
Ratio of total expenses to average net assets	1.48	%(2)	1.54%	1.50%	1.42%	1.55%	1.12%
Ratio of net expenses to average net assets	1.48	%(2)	1.50%	1.32%	0.77%	1.12%	1.10%
Ratio of net investment income to average net assets	3.73	%(2)	2.75%	0.91%	0.25%	0.22%	1.07%
Information assuming no voluntary reimbursement by EquiTrust Investment of excess operating expenses (3):
Per share net investment income	$0.019		$0.027	$0.007	$(0.004)	$(0.003)	$0.010
Amount reimbursed	$—		$6,792	$30,152	$114,385	$87,729	$—

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(2) Computed on an annualized basis.

(3) EquiTrust Investment has reimbursed the Fund for its total annual expenses (excluding brokerage, interest, taxes and extraordinary expenses) in excess of 1.50% of the Fund’s average daily net assets. For the six months ended January 31, 2007 there were no reimbursements.

See accompanying notes.

APPROVAL OF THE INVESTMENT ADVISORY CONTRACT:

On November 16, 2006 the Board of Directors, including a majority of the directors who are not parties to or “interested persons” of either party to the investment advisory contract (the “independent directors”), approved for continuance the Investment Advisory and Management Services Agreement dated February 23, 1980, as amended and restated May 21, 2003 (the “Agreement”) between EquiTrust Money Market Fund, Inc. (the “Fund”) and EquiTrust Investment Management Services, Inc. (the “Adviser”).

The Board of Directors, including a majority of the independent directors, determined that approval of the Agreement was in the best interests of the Fund. The independent directors were assisted by independent legal counsel in making their determination.

The Board noted that the Adviser has managed the Fund since its inception. The Board recognizes that a long-term relationship with a capable, conscientious investment adviser is in the best interests of shareholders and that shareholders have invested in the Fund knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule.

Nature, Quality and Extent of Services. With respect to the nature, quality and extent of the services provided by the Adviser to the Fund, the Board considered the functions performed by the Adviser and the personnel providing such services, the Adviser’s financial condition and the compliance regime created by the Adviser, including the fact that the Fund has had no material compliance issues.

The Board also reviewed and discussed reports prepared by the Adviser containing information on the Fund’s total returns and average annual total returns over various periods of time. The Board concluded that the Fund’s investment performance was satisfactory. Based on the information provided, the Board concluded that the nature and extent of services provided to the Fund were appropriate and that the quality was good.

Fees and Expenses. The Board compared the amounts paid to the Adviser for advisory services and the Fund’s expense ratio with other registered funds pursuing broadly similar strategies as included in reports prepared by the Adviser. This information showed that the advisory fee of the Fund was slightly above average compared to other mutual funds pursuing broadly similar strategies and that the expense ratio of the Fund was higher than average. The Board considered that the higher expenses may be due to the check writing privileges offered by the Fund, low average shareholder account size and the number of shareholder accounts. In addition, the Board considered amounts paid to the Adviser by the other EquiTrust money market portfolios. The Board received information from the Adviser regarding the Adviser’s standard advisory fee schedules for the Adviser’s other clients. With respect to the Adviser’s other clients, the Board considered that the mix of services provided and the level of responsibility required under the Agreement with the Fund were different from the Adviser’s obligations for similar client accounts and that the advisory fees of such accounts are less relevant to the Board’s consideration because they reflect different competitive forces than those in the mutual fund marketplace. With respect to other EquiTrust funds, the Board considered differences in fund and fee structures in light of the different distribution channels of the funds.

The Board also considered that the Adviser has reimbursed certain expenses for the Fund. Based on the information considered, the Board concluded that the Fund’s advisory fee was reasonable and appropriate in amount given the quality of services provided.

Profitability. With respect to the costs of services provided and profits realized by the Adviser, the Board considered the advisory fees received by the Adviser from the Fund. The Board also considered the fact that the Adviser continues to be subject to an expense reimbursement agreement and that the Adviser has kept expenses at a reasonable level. Based on this information, the Board concluded that the Adviser’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund shareholders. The Board also considered that the current size of the Fund does not lend itself to economies of scale. The Board concluded that the total expense ratio was reasonable.

Other Benefits to the Adviser and its Affiliates. The Board considered the character and amount of other incidental benefits received by the Adviser and its affiliates from their relationship with the Fund, including fees received by the Adviser for accounting services, shareholder services, dividend disbursing and transfer agent services. The Board concluded that, taking into account these benefits, the Fund’s advisory fee was reasonable.

Based on all of the information considered and the conclusions reached, the Board determined to approve the Agreement. The Board of Directors, including the independent directors, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

INFORMATION ON PROXY VOTING:

The Fund invests exclusively in non-voting securities. The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2006 is available, without charge, by calling 1-877-860-2904 or by accessing the SEC’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE:

The Fund files a complete schedule of portfolio holdings for its first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of Form N-Q is also available, without charge, by calling the Fund at 1-877-860-2904.

Item 2.	Code of Ethics.

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedules of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this Item.

Item 11.	Controls and Procedures

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change to the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	EquiTrust Money Market Fund, Inc.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 3/23/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dennis M. Marker
Name: Dennis M. Marker
Title: Chief Executive Officer
Date: 3/23/07

By:	/s/ James P. Brannen
Name: James P. Brannen
Title: Chief Financial Officer
Date: 3/27/07